SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - March 2, 1998


                        FLORIDA PANTHERS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-13173                65-0676005
          --------                      -------                ----------
(State or Other Jurisdiction of       (Commission             (IRS Employer
         Incorporation)               File Number)           Identification No.)


450 East Las Olas Boulevard, Fort Lauderdale, Florida               33301
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    (Address of Principal Executive Offices)                      (Zip Code)


                                 (954) 712-1300
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              (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On March 2, 1998, Florida Panthers Holdings, Inc. (the "Company") acquired a controlling ownership interest in the Arizona Biltmore Hotel ("Arizona Biltmore") pursuant to a contribution and exchange agreement, dated as of December 19, 1997 (the "Contribution and Exchange Agreement"), by and among the Company, Biltmore Hotel Partners, AZB Limited Partnership, W&S Realty Investment Group L.L.C., Samuel Grossman, Charles Carlise, W. Matthew Crow, AZ Biltmore Hotel Limited Partnership, Southwest Associates, El Camino Associates, Grossman Investment Corp., and The Crow Irrevocable Trust.

         The consideration paid by the Company to the sellers for their ownership interests in the Arizona Biltmore as set forth in the Contribution and Exchange Agreement includes: (i) warrants to purchase 500,000 shares of the Company's Class A common stock, par value $ .01 per share, (the "Class A Common Stock") exercisable at $24.00 per share, (ii) the assumption of $63.4 million of debt, (iii) payment of $126 million in cash at closing and (iv) payment of $100 million with interest at a rate of 5% per annum which is payable at the election of the seller, either in cash at any time from September 2, 1998 through March 2, 2000 or in shares of Class A Common Stock at a per share price of $26.00 at any time from March 2, 1998 through March 2, 2008.

         The transaction will be accounted for under the purchase method of accounting. The description of the acquisition contained herein is qualified in its entirety by reference to the Contribution and Exchange Agreement and the press release which are attached hereto as Exhibits 10.1 and 99.1, respectively, and which are incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired

                           In accordance with Item 7(a)(4) of Form 8-K, financial statements of the business acquired shall be provided pursuant to an Amendment to this Form 8-K no later than May 16, 1998, unless "previously reported", as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.

                  (b)      Pro Forma Financial Information

                           Pro forma financial information shall be provided pursuant to an Amendment to this Form 8-K no later than May 16, 1998, unless "previously reported", as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.

                  (c)      Exhibits

                           Exhibit No.                Description
                           -----------                -----------
                           10.1 Contribution and Exchange Agreement dated December 19, 1997 by and among Florida Panthers Holdings, Inc., Wright-Bilt Corp., Biltmore Hotel Partners, AZB Limited Partnership, W&S Realty Investment Group L.L.C., Samuel Grossman, Charles Carlise, W.
                                        Matthew  Crow,  AZ  Biltmore   Hotel
                                        Limited   Partnership,   Southwest
                                        Associates,  El Camino  Associates,
                                        Grossman  Investment  Corp., and The
                                        Crow Irrevocable Trust.

                           99.1         Press release dated March 3, 1998

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FLORIDA PANTHERS HOLDINGS, INC.


Date:    March 5, 1998                     By: WILLIAM M. PIERCE
                                               William M. Pierce
                                               Senior Vice President, Treasurer
                                                and Chief Financial Officer